UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5066

Smith Barney Arizona Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31,

Date of reporting period: November 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

ARIZONA MUNICIPALS FUND INC.

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   NOVEMBER 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic producti (“GDP”) growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, estimated third quarter 2004 GDP rose a solid 3.9%.

Given the overall strength of the economy, Federal Reserve Boardii (“Fed”) monetary policy was seen as highly accommodative and expectations were that the Fed would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four

PERFORMANCE SNAPSHOT

AS OF NOVEMBER 30, 2004

(excluding sales charges)

(unaudited)

6 Months

Class A Shares — Arizona Municipals Fund	1.08%

Lehman Brothers Municipal Bond Index	4.30%

Lipper Arizona Municipal Debt Funds Category Average	3.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.79% and Class C shares returned 0.80% over the six months ended November 30, 2004.

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years. The Fed again raised rates in 0.25% increments in August, September and November, to 2.00%, and then again to 2.25% on December 14th after the fund’s reporting period had ended. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that generally can accompany it.

Despite the economic expansion and higher interest rates, the municipal bond market generated positive results during the six-month reporting period. Modestly lower supply, combined with generally strong demand supported the municipal market during much of the period.

Keep in mind that given the uncertain interest rate environment, investing in municipal bonds with a professional fund manager may be a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification and thorough credit analysis that is so important in managing risk. Consult your financial adviser to help you determine your proper allocation to fixed-income securities based on your risk/reward profile and to explore the role they can play in pursuing your long-term financial goals.

Performance Review

For the six months ended November 30, 2004, Class A shares of the Smith Barney Arizona Municipals Fund Inc., excluding sales charges, returned 1.08%. These shares underperformed the fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,iv which returned 4.30% for the same period. They also underperformed the Lipper Arizona municipal debt funds category average1, which was 3.85%.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Although the fund’s lower-durationv approach limited its ability to completely participate in the market’s upside moves, this more defensive approach to interest rate risk resulted in a smoother ride for investors who held the fund over the period in comparison to longer-duration portfolios.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, the fund’s manager believes that his cautious

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 35 funds in the fund’s Lipper category, and excluding sales charges.

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approach to managing interest rate risk is more prudent than a longer-duration strategy. The portfolio manager has maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that the manager perceives as offering favorable prospects on a risk/reward basis.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 20, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund’s investments are subject to interest rate and credit risks. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal and interest than higher-rated securities. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2004 and held for the six months ended November 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.08%	$1,000.00	$1,010.80	0.92%	$4.64

Class B	0.79	1,000.00	1,007.90	1.50	7.55

Class C(4)	0.80	1,000.00	1,008.00	1.49	7.50

(1)	For the six months ended November 30, 2004.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.46	0.92%	$4.66

Class B	5.00	1,000.00	1,017.55	1.50	7.59

Class C(3)	5.00	1,000.00	1,017.60	1.49	7.54

(1)	For the six months ended November 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
General Obligation — 19.4%
		Maricopa County GO:
		Elementary School District No. 8, Osborne Elementary School District:
$1,000,000	A	7.500% due 7/1/09	$1,185,930
		Series A, FGIC-Insured:
210,000	AAA	5.875% due 7/1/14	224,097
390,000	AAA	Pre-Refunded — Escrowed with state and local government securities to 7/1/06 Call @ 101, 5.875% due 7/1/14	416,181
650,000	AAA	Elementary School District No. 14, (Creighton School Improvement Project of 1990), Series C, FGIC-Insured, (Partially escrowed to maturity with U.S. government securities), 6.500% due 7/1/08	737,009
		Elementary School District No. 40, (Glendale School Improvement Project), AMBAC-Insured:
565,000	AAA	6.300% due 7/1/11 (b)	583,696
435,000	AAA	Call 7/1/05 @ 101, 6.300% due 7/1/11 (b)(c)	450,060
1,000,000	AA	Unified High School District No. 210, (Phoenix Project of 1995), Series B, (Pre-Refunded — Escrowed with state and local government securities to 7/1/06 Call @ 101), 5.375% due 7/1/13	1,059,420
		Phoenix GO:
1,400,000	AA+	Refunding, Series A, 6.250% due 7/1/17 (d)	1,715,154
		Series B:
400,000	AA+	5.000% due 7/1/22	417,932
575,000	AA+	5.000% due 7/1/23	597,005
400,000	A+	Phoenix Special Assessment, Central Avenue Improvement District, 7.000% due 1/1/06	401,532
1,000,000	AAA	Pima County GO, Unified School District No. 1, Tucson, FGIC-Insured, 7.500% due 7/1/10	1,224,330
500,000	AAA	Pinal County Unified School District No. 43, GO, Apache Junction, Series A, FGIC-Insured, (Pre-Refunded — Escrowed with state and local government securities to 7/1/06 Call @ 101), 5.850% due 7/1/15	533,375

			9,545,721

Hospitals — 16.2%
1,500,000	Ba2*	Arizona Health Facilities Authority, Hospital Systems Revenue, Phoenix Children's Hospital, Series A, 6.125% due 11/15/22 (d)	1,520,010
		Maricopa County Hospital Revenue, Sun Health Corp.:
1,500,000	BBB	5.900% due 4/1/09 (d)	1,592,085
1,000,000	BBB	6.125% due 4/1/18	1,042,850

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Hospitals — 16.2% (continued)
$ 500,000	AAA	Maricopa County IDA, Hospital Revenue, Samaritan Health Services, Series A, MBIA-Insured, 7.000% due 12/1/16 (e)	$622,890
3,000,000	AAA	Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured, 5.625% due 1/1/29 (d)	3,199,410

			7,977,245

Housing: Multi-Family — 9.0%
		Maricopa County IDA, MFH Revenue:
500,000	AAA	Metro Gardens (Mesa Ridge Project), Series A, MBIA-Insured, 5.650% due 7/1/19	499,680
2,125,000	NR	Stanford Court Apartments, Series B, 6.250% due 7/1/18 (d)	1,799,981
		Phoenix IDA, MFH Revenue:
		Ventana Palms Apartments Project, Series A, MBIA-Insured:
150,000	Aaa*	6.100% due 10/1/19	159,951
950,000	Aaa*	6.150% due 10/1/29	1,009,974
970,000	AA	Woodstone & Silver Springs, Radian-Insured, 6.250% due 4/1/23	983,066

			4,452,652

Housing: Single-Family — 0.1%
50,000	AAA	Phoenix IDA, Single-Family Mortgage Revenue, GNMA/FNMA/FHLMC-Collateralized, 6.300% due 12/1/12 (f)	51,353

Industrial Development — 7.3%
750,000	NR	Navajo County IDA, IDR, (Stone Container Corp. Project), 7.400% due 4/1/26 (f)	775,620
300,000	A-1+	Phoenix IDA Revenue, (Valley of the Sun YMCA Project), 1.670% due 1/1/31 (g)	300,000
		Pima County IDA, Industrial Revenue Refunding:
450,000	AAA	FSA-Insured, 7.250% due 7/15/10	459,743
1,000,000	B+	Tucson Electric Power Co. Project, Series B, 6.000% due 9/1/29	999,950
1,000,000	AAA	Tucson IDA, Lease Revenue, University of Arizona/Marshall Foundation, Series A, AMBAC-Insured, 5.000% due 7/15/22	1,041,710

			3,577,023

Miscellaneous — 17.9%
170,000	AAA	Arizona State Municipal Financing Program, COP, Series 20, BIG-Insured, 7.625% due 8/1/06 (e)	180,225
500,000	AAA	Casa Grande Excise Tax Revenue, FGIC-Insured, (Pre-Refunded — Escrowed with state and local government securities to 4/1/05 Call @ 100), 6.200% due 4/1/15	506,655

See Notes to Financial Statements.

9        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Miscellaneous — 17.9% (continued)
		Phoenix Civic Improvement Corp., Excise Tax Revenue, Sr. Lien:
$2,630,000	AAA	Adams Street Garage Project B, 5.375% due 7/1/29 (d)	$2,772,388
2,350,000	AAA	Municipal Courthouse Project A, 5.375% due 7/1/29 (d)	2,477,229
		Sierra Vista Municipal Property Corp., Municipal Facilities Revenue, AMBAC-Insured:
355,000	AAA	6.000% due 1/1/11	359,611
500,000	AAA	6.150% due 1/1/15	506,555
2,000,000	AAA	University of Arizona, COP, Series B, AMBAC-Insured, 5.000% due 6/1/28 (d)	2,036,000

			8,838,663

Pollution Control — 11.2%
4,500,000	A-1	Apache County IDA, IDR, Tucson Electric Power Co., Series 83A, 1.720% due 12/15/18 (g)	4,500,000
1,000,000	B-	Coconino County Pollution Control Corp. Revenue, Nevada Power Co. Project, 6.375% due 10/1/36 (f)	1,010,850

			5,510,850

Transportation — 5.2%
		Phoenix Civic Improvement Corp., Airport Revenue:
1,000,000	AAA	FGIC-Insured, 5.375% due 7/1/29 (f)	1,012,780
1,500,000	AAA	Series A, FSA-Insured, 5.000% due 7/1/25 (d)	1,534,350

			2,547,130

Utilities — 7.7%
		Agricultural Improvement and Power District, Electric Systems Revenue, (Salt River Project):
1,000,000	AA	Series A, 5.000% due 1/1/23	1,043,150
1,555,000	AA	Series B, 5.000% due 1/1/31 (d)	1,576,599
183,000	BBB-	Prescott Valley Improvement District, Special Assessment, Sewer Collection System and Roadway Repair, 7.900% due 1/1/12	187,458
1,000,000	BB+	Yavapai County IDA, IDR, (Citizens Utilities Co. Project), 5.450% due 6/1/33 (f)	982,670

			3,789,877

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Water and Sewer — 4.3%
$1,000,000	Aaa*	Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, (Pre-Refunded — Escrowed with state and local government securities to 10/1/11 Call @ 100), 5.000% due 10/1/19	$1,097,350
1,000,000	AAA	Phoenix Civic Improvement Corp., Wastewater System Revenue, FGIC-Insured, 5.000% due 7/1/24	1,028,730

			2,126,080

		TOTAL INVESTMENTS — 98.3% (Cost — $46,566,890**)	48,416,594
		Other Assets in Excess of Liabilities — 1.7%	844,882

		TOTAL NET ASSETS — 100.0%	$49,261,476

(a)	All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is segregated by the custodian for open futures contracts.
(e)	Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(g)	Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
**	Aggregate cost for federal income tax purposes is substantially the same.

See pages 12 and 13 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

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Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB

—  Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

—  Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

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Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Abbreviations* (unaudited)

ABAG	— Association of Bay Area Governments
AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
BAN	— Bond Anticipation Notes
BIG	— Bond Investors Guaranty
CGIC	— Capital Guaranty Insurance
CHFCLI	— California Health Facility Construction Loan Insurance
CONNIE LEE	— College Construction Loan Insurance Association
COP	— Certificate of Participation
EDA	— Economic Development Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FLAIRS	— Floating Adjustable Interest Rate Securities
FNMA	— Federal National Mortgage Association
FRTC	— Floating Rate Trust Certificates
FSA	— Financial Security Assurance
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation

HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
INFLOS	— Inverse Floaters
ISD	— Independent School District
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Radian	— Radian Asset Assurance Co.
RAN	— Revenue Anticipation Notes
RIBS	— Residual Interest Bonds
RITES	— Residual Interest Tax-Exempt Securities
SYCC	— Structured Yield Curve Certificate
TAN	— Tax Anticipation Notes
TECP	— Tax-Exempt Commercial Paper
TOB	— Tender Option Bonds
TRAN	— Tax and Revenue Anticipation Notes
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand
VRWE	— Variable Rate Wednesday Demand

*	Abbreviations may or may not appear in the schedule of investments.

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Statement of Assets and Liabilities (unaudited)	November 30, 2004

ASSETS:
Investments, at value (Cost — $46,566,890)	$48,416,594
Interest receivable	861,949
Receivable from broker — variation margin	63,750
Prepaid expenses	8,673

Total Assets	49,350,966

LIABILITIES:
Due to custodian	23,625
Investment advisory fee payable	12,161
Administration fee payable	8,107
Distribution plan fees payable	4,053
Accrued expenses	41,544

Total Liabilities	89,490

Total Net Assets	$49,261,476

NET ASSETS:
Par value of capital shares ($0.001 par value, 500 million shares authorized)	$4,985
Capital paid in excess of par value	49,985,609
Undistributed net investment income	25,893
Accumulated net realized loss from investment transactions and futures contracts	(2,500,192)
Net unrealized appreciation of investments and futures contracts	1,745,181

Total Net Assets	$49,261,476

Shares Outstanding:
Class A	4,006,959

Class B	637,812

Class C	340,165

Net Asset Value:
Class A (and redemption price)	$9.88

Class B *	$9.89

Class C *	$9.88

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$10.29

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Statement of Operations (unaudited)

For the Six Months Ended November 30, 2004

INVESTMENT INCOME:
Interest	$1,281,497

EXPENSES:
Investment advisory fee (Note 2)	76,714
Distribution plan fees (Notes 2 and 4)	65,072
Administration fee (Note 2)	51,142
Audit and legal	27,406
Shareholder communications (Note 4)	17,429
Custody	11,131
Transfer agency services (Notes 2 and 4)	6,694
Registration fees	5,623
Directors' fees	4,760
Other	2,650

Total Expenses	268,621
Less: Investment advisory fee waiver (Notes 2 and 8)	(4,393)

Net Expenses	264,228

Net Investment Income	1,017,269

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	44,920
Futures contracts	(123,118)

Net Realized Loss	(78,198)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	(440,414)

Net Loss on Investments and Futures Contracts	(518,612)

Increase in Net Assets From Operations	$ 498,657

See Notes to Financial Statements.

15        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended November 30, 2004 (unaudited) and the Year Ended May 31, 2004

	November 30	May 31
OPERATIONS:
Net investment income	$1,017,269	$2,252,224
Net realized loss	(78,198)	(248,365)
Net change in unrealized appreciation/depreciation	(440,414)	276,503

Increase in Net Assets From Operations	498,657	2,280,362

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,027,608)	(2,231,948)

Decrease in Net Assets From Dividends to Shareholders	(1,027,608)	(2,231,948)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,743,996	9,143,962
Net asset value of shares issued for reinvestment of dividends	463,058	1,012,784
Cost of shares reacquired	(4,614,908)	(11,513,654)

Decrease in Net Assets From Fund Share Transactions	(2,407,854)	(1,356,908)

Decrease in Net Assets	(2,936,805)	(1,308,494)
NET ASSETS:
Beginning of period	52,198,281	53,506,775

End of period*	$49,261,476	$52,198,281

* Includes undistributed net investment income of:	$25,893	$36,232

See Notes to Financial Statements.

16        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended May 31, unless otherwise noted:

Class A Shares(1)	2004(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$ 9.98		$ 9.98	$10.04	$10.00	$ 9.54	$10.31

Income (Loss) From Operations:
Net investment income	0.20		0.44	0.45	0.48	0.49	0.50
Net realized and unrealized gain (loss)	(0.09)		—	(0.05)	0.05	0.45	(0.77)

Total Income (Loss) From Operations	0.11		0.44	0.40	0.53	0.94	(0.27)

Less Dividends and Distributions From:
Net investment income	(0.21)		(0.44)	(0.46)	(0.49)	(0.48)	(0.48)
Net realized gains	—		—	—	—	—	(0.02)

Total Dividends and Distributions	(0.21)		(0.44)	(0.46)	(0.49)	(0.48)	(0.50)

Net Asset Value, End of Period	$ 9.88		$ 9.98	$ 9.98	$10.04	$10.00	$ 9.54

Total Return(3)	1.08	%‡	4.45%	4.07%	5.40%	10.03%	(2.64)%

Net Assets, End of Period (000s)	$39,596		$41,220	$40,319	$41,824	$36,862	$36,524

Ratios to Average Net Assets:
Expenses	0.92	%†(4)	0.92%	1.00%	0.91%	0.94%	0.88%
Net investment income	4.10	†	4.39	4.48	4.80	4.98	5.09

Portfolio Turnover Rate	0%		9%	11%	11%	6%	16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended November 30, 2004 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser waived a portion of its fees for the period ended November 30, 2004. If such fees were not waived, the annualized expense ratio would have been 0.93%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

17        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended May 31, unless otherwise noted:

Class B Shares(1)	2004(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$ 9.99		$ 9.98	$10.05	$10.00	$ 9.54	$10.30

Income (Loss) From Operations:
Net investment income	0.17		0.39	0.40	0.42	0.44	0.45
Net realized and unrealized gain (loss)	(0.09)		0.01	(0.06)	0.07	0.45	(0.77)

Total Income (Loss) From Operations	0.08		0.40	0.34	0.49	0.89	(0.32)

Less Dividends and Distributions From:
Net investment income	(0.18)		(0.39)	(0.41)	(0.44)	(0.43)	(0.42)
Net realized gains	—		—	—	—	—	(0.02)

Total Dividends and Distributions	(0.18)		(0.39)	(0.41)	(0.44)	(0.43)	(0.44)

Net Asset Value, End of Period	$ 9.89		$ 9.99	$ 9.98	$10.05	$10.00	$ 9.54

Total Return(3)	0.79	%‡	4.00%	3.38%	4.92%	9.40%	(3.11)%

Net Assets, End of Period (000s)	$6,306		$7,571	$9,694	$9,746	$11,988	$15,860

Ratios to Average Net Assets:
Expenses	1.50	%†(4)	1.47%	1.54%	1.41%	1.48%	1.41%
Net investment income	3.51	†	3.84	3.94	4.20	4.44	4.56

Portfolio Turnover Rate	0%		9%	11%	11%	6%	16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended November 30, 2004 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser waived a portion of its fees for the period ended November 30, 2004. If such fees were not waived, the annualized expense ratio would have been 1.52%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

18        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended May 31, unless otherwise noted:

Class C Shares(1)(2)	2004(3)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$ 9.98		$ 9.97	$10.04	$10.00	$ 9.53	$10.30

Income (Loss) From Operations:
Net investment income	0.18		0.38	0.40	0.42	0.43	0.43
Net realized and unrealized gain (loss)	(0.10)		0.01	(0.07)	0.05	0.46	(0.76)

Total Income (Loss) From Operations	0.08		0.39	0.33	0.47	0.89	(0.33)

Less Dividends and Distributions From:
Net investment income	(0.18)		(0.38)	(0.40)	(0.43)	(0.42)	(0.42)
Net realized gains	—		—	—	—	—	(0.02)

Total Dividends and Distributions	(0.18)		(0.38)	(0.40)	(0.43)	(0.42)	(0.44)

Net Asset Value, End of Period	$ 9.88		$ 9.98	$ 9.97	$10.04	$10.00	$ 9.53

Total Return(4)	0.80	%‡	3.97%	3.35%	4.78%	9.48%	(3.24)%

Net Assets, End of Period (000s)	$3,359		$3,407	$3,494	$3,091	$1,837	$988

Ratios to Average Net Assets:
Expenses	1.49	%†(5)	1.50%	1.57%	1.51%	1.48%	1.56%
Net investment income	3.52	†	3.81	3.91	4.18	4.44	4.38

Portfolio Turnover Rate	0%		9%	11%	11%	6%	16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended November 30, 2004 (unaudited).
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser waived a portion of its fees for the period ended November 30, 2004. If such fees were not waived, the annualized expense ratio would have been 1.51%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

19        Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities, for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith at fair value by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in

20       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(e) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains to shareholders of the Fund, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

21       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (‘‘SBFM’’), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended November 30, 2004, SBFM waived a portion of its investment advisory fee in the amount of $4,393.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended November 30, 2004, the Fund paid transfer agent fees of $4,935 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs

22       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2004, CGM received sales charges of approximately $17,000 on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2004, CDSCs paid to CGM for Class B shares were approximately $16,000.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	—

Sales	$3,751,350

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,211,187
Gross unrealized depreciation	(361,483)

Net unrealized appreciation	$1,849,704

At November 30, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	170	12/04	$18,781,414	$18,885,937	$(104,523)

23       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended November 30, 2004, total Rule 12b-1 Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$30,599	$22,511	$11,962

For the six months ended November 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Service Expenses	$4,488	$1,664	$542

For the six months ended November 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C
Shareholder Communication Expenses	$12,036	$4,122	$1,271

5.	Dividends Paid to Shareholders by Class

	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Net Investment Income
Class A	$843,450	$1,768,792
Class B	123,001	326,753
Class C†	61,157	136,403

Total	$1,027,608	$2,231,948

†	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At November 30, 2004, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

24       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	153,062	$1,522,087	807,089	$8,154,272
Shares issued on reinvestment	37,543	372,008	76,428	770,629
Shares reacquired	(312,018)	(3,096,194)	(796,770)	(8,038,075)

Net Increase (Decrease)	(121,413)	$(1,202,099)	86,747	$886,826

Class B
Shares sold	13,474	$133,409	56,452	$570,976
Shares issued on reinvestment	4,825	47,860	14,261	143,917
Shares reacquired	(138,326)	(1,374,219)	(283,959)	(2,868,548)

Net Decrease	(120,027)	$(1,192,950)	(213,246)	$(2,153,655)

Class C†
Shares sold	8,934	$88,500	41,437	$418,714
Shares issued on reinvestment	4,360	43,190	9,745	98,238
Shares reacquired	(14,595)	(144,495)	(60,064)	(607,031)

Net Decrease	(1,301)	$(12,805)	(8,882)	$(90,079)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Capital Loss Carryforward

On May 31, 2004, the Fund had, for federal income tax purposes, a net capital loss carryforward of $1,376,000, of which $52,000 expires in 2008, $1,033,000 expires in 2009, $60,000 expires in 2010 and $231,000 expires in 2012. This amount will be available to offset any future taxable capital gains.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

25       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

26       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

27       Smith Barney Arizona Municipals Fund Inc.      |      2004 Semi-Annual Report

SMITH BARNEY

ARIZONA MUNICIPALS FUND INC.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Joseph P. Deane

Vice President and Investment Officer

David T. Fare

Vice President and
Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Arizona Municipals Fund Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature.

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0820 1/05 04-7656

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Arizona Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Arizona Municipals Fund Inc.

Date: February 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Arizona Municipals Fund Inc.

Date: February 7, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak Chief Financial Officer of Smith Barney Arizona Municipals Fund Inc.

Date: February 7, 2005